Notes Receivable	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Notes Receivable [Abstract]
Notes Receivable

8. Notes Receivable

At September 30, 2012, the Company had notes receivable in the aggregate amount of $130,463 due from one current and two former employees.  The Company paid taxes on stock-based compensation on these employees’ behalf during 2011 in exchange for these notes, and the outstanding amounts on the notes are secured by pledged stock certificates.  The notes are due at various times during 2021 and bear interest rates between 2.80% and 3.57% per annum.

NOTE 5	NOTES RECEIVABLE

At December 31, 2011, the Company had notes receivable in the aggregate amount of $138,803 due from three employees.  The Company paid taxes on stock based compensation on the employees’ behalf during 2011, and the outstanding amounts are secured by pledged stock certificates.  The notes are due at various times during 2021 and bear interest rates between 2.80% and 3.57% per annum.